Exhibit 99.1

Deloitte & Touche LLP
Suite 3900 200 Renaissance Center Detroit, MI 48243-1300 USA
Tel: +1 313 396 3000 Fax: +1 313 396 3618 www.deloitte.com

INDEPENDENT ACCOUNTANTS’ REPORT ON APPLYING AGREED-UPON PROCEDURES

Ally Financial Inc.

Ally Detroit Center

500 Woodward Ave.

Detroit, MI 48226

Ally Bank (a wholly owned subsidiary of Ally Financial Inc.)

200 West Civic Center Drive

Sandy, Utah 84070

Dear Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Ally Financial Inc. (“AFI”), Ally Bank (the “Sponsor”) and Ally Auto Assets LLC (the “Depositor” and, together with AFI and the Sponsor, the “Company” or “Specified Parties”) related to the Company’s evaluation of certain information with respect to a portfolio of retail automotive finance receivables in conjunction with the offering of Asset Backed Notes (the “Transaction”) issued by Ally Auto Receivables Trust 2019-4 (the “Issuer”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On November 4, 2019, representatives of the Company provided us with a computer-generated automobile loan data file and related record layout (the “Data Tape”) and an Asset Level Schedule (the “Exhibit”) containing, as represented to us by the Company, data as of the close of business September 30, 2019 (the “Cutoff Date”). At the Company’s instruction, we randomly selected 185 retail automobile finance receivables (the “Selected Receivables”) from the Data Tape and performed certain comparisons and recomputations for each of the Selected Receivables relating to the retail automobile finance receivable characteristics (the “Characteristics”) set forth on the Data Tape or the Exhibit, and indicated below.

As indicated below, certain procedures were applied using electronic copies for each Selected Receivable (as defined below) of the (i) retail installment sale contracts (the “Retail Contracts”), (ii) evidence of title, including Certificate of Title, Application of Title, Electronic Document Title, Confirmation of Security Interest (Lien) Perfection, Lien Release Form, Title and Registration Receipt, Notice of Security Interest or Lien Filing DMV Response, DMV Web Inquiry, Notice of Lien Application or Title Lien Statement (collectively, the “Title Document”), (iii) evidence of credit application, either the Credit Application or Applicant’s Credit Statement (including co-applicant Credit Statement, if applicable) (the “Credit Application”), and (iv) the Customer Correction Letter, if any (collectively the “Retail Contract Information”) obtained directly from a web portal to the Sponsor’s third-party service provider. Certain other procedures were applied using data shown in, or derived from, electronic copies, files or screen prints of information contained in the Sponsor’s various software systems, computer records, and other electronic files (collectively, the “Records”), all provided by employees of the Sponsor.

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1.	Randomly selected 185 retail automotive finance receivables (the “Selected Receivables”) from Data Tape based on a methodology determined by the Sponsor.

2.

For each of the Selected Receivables, compared the annual percentage rate noted in the Data Tape to the annual percentage rate included on the Retail Contract, or as applicable, the Customer Correction Letter, and found them to be in agreement within .125% and noted that such percentage is a fixed amount, except as shown in Appendix A.

3.

For each of the Selected Receivables, compared the Vehicle Identification Number (“VIN”) and buyer name per the Retail Contract, including any substitution agreement amending, supplementing or otherwise modifying such Retail Contract, as applicable, to the VIN and buyer name per the Title Documents and found them to be in agreement, except as shown in Appendix A.

4.	For each of the Selected Receivables, determined that the Retail Contract Information included a Retail Contract and Credit Application, except as shown in Appendix A.

5.

For each of the Selected Receivables, compared the amounts listed with respect to rate support per the Data Tape to the sum of the component amounts listed in the Records and found them to be in agreement.

6.	For each of the Selected Receivables, determined that the Retail Contract indicates one of the following disclosures:

a.	“This is a simple interest contract”

b.	“We will figure your Finance Charge on a daily basis”

c.	“We will figure the Finance Charge on a daily basis”

d.	“Finance charges accrue on a 365 day basis”

e.	“I will pay interest on the Principal Balance outstanding each day at the Annual Percentage Rate”

f.	“The finance charge is calculated on a daily basis on the unpaid part of the amount financed”

g.	“The finance charge is figured on a daily basis at the Annual Percentage Rate on the unpaid balance of the amount financed”

h.	“The Finance Charge will be figured by applying the daily rate to the unpaid portion of the Amount Financed for the number of days the unpaid portion of the Amount Financed is outstanding”;

i.	“finance charges accruing on the unpaid balance at the rate of”

j.	“Simple Interest”;

k.	“Time price differential accrues on a 365 day basis.”

l.	“Time price differential accruing on the unpaid balance at the rate of”

Alternatively, determined that the “Other Important Agreements” section of the Retail Contract includes subsections titled “How we will figure Finance Charge,” “How we will apply payments,” “How late payments or early payments change what you must pay,” or “This is a simple interest contract.”

7.

For each of the Selected Receivables, compared the state listed (based on the state mapping provided by management which links the numeric information included in the Data Tape to state abbreviations) in the Data Tape to the state per the “Creditor (Seller name and address)” section of the Retail Contract, noting the state was affiliated with a United States domiciled address and found the state to be in agreement.

8.

For each of the Selected Receivables, noted that the “Amount of Payments” and “One Final Payment” amount, if applicable, per the Retail Contract do not differ by an amount greater than $5, and the “Amount of Payments” amount per the Retail Contract agreed to the amount listed in the Data Tape, except as shown in Appendix A.

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9.

For each of the Selected Receivables, calculated an estimate of the ending principal balance based on the original amount financed, scheduled payment amount, first payment date, or if applicable, the extension history available in the Records, and original term, all included in the Data Tape and noted the amount to be less than $50. The calculation is based on an assumption of 30 days per month over the term of the Retail Contract rather than the actual number of days in a given period and the calculation ignores the timing and amount of actual payments made to date.

10.	For each of the Selected Receivables, noted that relevant field in the Data Tape indicating the originating dealer was populated with a number.

11.

For each of the Selected Receivables, compared the first payment date noted in the Data Tape to the first payment due date as indicated in the “When Payments Are Due, Monthly beginning” section of the Retail Contract, or as applicable, the extension history available in the Records, and found them to be in agreement.

12.	For each of the Selected Receivables, compared the purchase date listed in the Data Tape to the date listed in the Records and found them to be in agreement.

13.

For each of the Selected Receivables, compared the number of payments noted in the Data Tape to the number of payments indicated in the “Number of Payments” section of the Retail Contract, including both the number of payments and any final payments as applicable, or the payment schedule available in the Records including deferred payments, as applicable, or the Customer Correction Letter, and found them to be in agreement.

14.

For each of the Selected Receivables, compared the remaining term per the Data Tape to a calculation of remaining term, in months (rounded up for final payment amounts in excess of $25), based on the current principal balance, the scheduled payment amount, and the annual percentage rate, all included in the Data Tape.

15.	For each of the Selected Receivables, noted that the next payment due date per the Data Tape is not more than 30 days prior to the Cutoff Date of the receivables pool.

16.

For each of the Selected Receivables, compared the current amount financed per the Data Tape to an estimate of the current amount financed, calculated based on the original amount financed and the annual percentage rate per the Data Tape, and the principal and interest payment amounts included in the Payment History per the Records, and found them to be in agreement within $0.20.

17.

For each of the Selected Receivables, compared the original amount financed and estimated dealer cost per the Data Tape to the corresponding amounts listed in the Records and found them to be in agreement.

18.	For each of the Selected Receivables, compared the FICO score per the Data Tape to the FICO score listed in the Records and found them to be in agreement.

19.	For each of the Selected Receivables, noted that the vehicle type per the Data Tape indicates that the vehicle is a car, truck or SUV.

20.

For each of the Selected Receivables, compared the designation (“new” or “used”) in the Data Tape to the designation in the “New or Used” section of the Retail Contract and found them to be in agreement, except as shown in Appendix A.

21.

For each of the Selected Receivables, compared the make as listed in the Data tape to the make listed in the “Make and Model” section of the Retail Contract and compared the model as listed in the Data tape to the corresponding information contained in the Records provided by management, and found them to be in agreement, except as shown in Appendix A.

22.

For each of the Selected Receivables, noted that a credit score was listed in the Data Tape, or that the Screen Print history reflected a number indicating the results of the Sponsor’s proprietary credit scoring process.

23.

For each of the Selected Receivables, noted that the “Other Important Agreements” section of the Retail Contract includes the language “Insurance you must have on the vehicle” or “You will keep the Collateral Insurance against such risks and in such amount as we may from time

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to time require with an insurer that you choose and we approve”, “Agreement to provide insurance,” “Agreement to keep vehicle insured,” “I’ll keep the Property insured by companies acceptable to you with collision and comprehensive insurance, and any other insurance you may require,” “You agree to have physical damage insurance,” “You promise to have physical damage insurance,” “Insurance,” Insurance Requirements,” “Insurance, Liens, and Upkeep,” “Insurance Agreement,” or “Risk of Loss and Vehicle Insurance.”

24.	For each of the Selected Receivables, determined that the Retail Contract includes a manual buyer signature on the “Buyer Signs” line following the “You agree to the terms of this contract” statement.

25.

For each of the Selected Receivables, noted that the Title Document lists Ally Financial, Ally Financial Inc., Ally FNCL, Ally FNCL Inc., Ally Bank, Ally Capital, Ally, Ally Financial Services, Ally Financial Services Inc., GMAC, General Motors Accept Corp, GMAC Inc., GMAC LLC, or GMAC Auto Bank (AB), Ally BK, Ally Bank and Its Successors, or ALLY FINL & ITS SUCCESRS & ASSGNS as lien holder and that no other lien holder was listed.

26.	For each of the Selected Receivables, compared the current billing address state per the Data Tape to the current billing address state listed in the Records and found them to be in agreement.

27.	For each of the Selected Receivables, compared the origination date per the Exhibit to the origination date included on the Retail Contract and found them to be in agreement.

28.	For each of the Selected Receivables, compared the model year per the Exhibit to the model year included on the Retail Contract and found them to be in agreement.

29.	For each of the Selected Receivables, compared the obligor credit score per the Exhibit to the obligor credit score in the Records and found them to be in agreement.

30.

For each of the Selected Receivables, compared the value listed for co-obligor per the Exhibit to the value listed for co-obligor in, as applicable, the Retail Contract, Credit Application or Co-obligor Credit Application and found them to be in agreement, except as shown in Appendix A.

31.

For each of the Selected Receivables, recalculated payment to income ratio value utilizing payment information contained within the Retail Contract and income information contained within the Records, based on criteria provided by representatives of the Company. Compared the recalculated value to the payment to income ratio in the Exhibit and found them to be in agreement within 0.5%.

The automobile loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan File Review Information.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan File Review Information and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan File Review Information. In addition, we make no representations as to whether the Loan File Review Information is comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Selected Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data Tape and the Exhibit were found to be in agreement with the above-mentioned Loan File Review Information, except as described in Appendix A. Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the retail automotive finance receivables underlying any of the Data Tape and the Exhibit or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the retail automotive finance receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Data Tape, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review in accordance with the attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures, or report were intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures, or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 26, 2019

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Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 26, 2019

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description
1	One difference in APR
2	One difference in Buyer Name
3	One difference in Credit Application
4	One difference in Monthly Payment
5	One difference in New-Used Indicator
6	Twenty-six differences in Vehicle Make
7	One difference in Co-obligor Indicator

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

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Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 26, 2019

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Retail Contract Number	Characteristic	Characteristic set forth on the Data Tape	Characteristic set forth in the Loan File Review Information
1	[Redacted]	APR	7.84%	8.99%
2	[Redacted]	Buyer Name	[Redacted]	[Redacted]
3	[Redacted]	Credit Application	N/A	N/A
4	[Redacted]	Monthly Payment	431.42	445.62
5	[Redacted]	New-Used Indicator	N	Demo
6	[Redacted]	Vehicle Make	VOLKSWAGEN	VOLKSWAGE
6	[Redacted]	Vehicle Make	CHEVROLET	CHEVROLE
6	[Redacted]	Vehicle Make	CHEVROLET	CHEVROLE
6	[Redacted]	Vehicle Make	CHEVROLET	CHEVROLE
6	[Redacted]	Vehicle Make	CHEVROLET	CHEVROLE
6	[Redacted]	Vehicle Make	RAM	DODGE
6	[Redacted]	Vehicle Make	CHEVROLET	CHEVROLE
6	[Redacted]	Vehicle Make	HYUNDAI	HYUNDA
6	[Redacted]	Vehicle Make	CHEVROLET	CHEVROL
6	[Redacted]	Vehicle Make	CHEVROLET	CHEV
6	[Redacted]	Vehicle Make	CHEVROLET	CHEVROL
6	[Redacted]	Vehicle Make	CHEVROLET	CHEVRO
6	[Redacted]	Vehicle Make	CHEVROLET	CHEV
6	[Redacted]	Vehicle Make	CHEVROLET	CHEVROL
6	[Redacted]	Vehicle Make	CHEVROLET	CHEVROLE
6	[Redacted]	Vehicle Make	CHEVROLET	CHEVROLE
6	[Redacted]	Vehicle Make	CHEVROLET	CHEVROLE
6	[Redacted]	Vehicle Make	CHEVROLET	CHEVROLET TRU
6	[Redacted]	Vehicle Make	CHEVROLET	CHEVROLE
6	[Redacted]	Vehicle Make	FORD	FORD TRUCK
6	[Redacted]	Vehicle Make	CHEVROLET	CHEVROLET TRU
6	[Redacted]	Vehicle Make	RAM	RAMT
6	[Redacted]	Vehicle Make	SUBARU	SUBA
6	[Redacted]	Vehicle Make	CHEVROLET	CHEVROL
6	[Redacted]	Vehicle Make	CHEVROLET	CHEVROLET TRU
6	[Redacted]	Vehicle Make	RAM	DODGE T
7	[Redacted]	Co-obligor Indicator	Co-buyer is present	Co-buyer is Not present

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.